EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Qorus.com, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2004, (the "Report"), I, Kevin R. Keating, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


Date:  March 14, 2005                                /s/ Kevin R. Keating
                                                     ---------------------------
                                                     Chief Executive Officer
                                                     and Chief Financial Officer